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                                                                   EXHIBIT 10.11

                                   AMENDMENT
                                      TO
                                PROMISSORY NOTE
                            DATED SEPTEMBER 3, 1996

     This Amendment is made as of this 3rd day of September, 1996 (the "Effective Date") by and between Richard J. Metzler ("Maker"), and Metzler & Associates, Inc., an Illinois corporation ("Payee").

     WHEREAS, Maker executed that certain promissory note dated May 1, 1996 in the principal amount of $725,000 in favor of Payee (the "Note"); and

     WHEREAS, Maker and Payee now desire to amend the Note in certain respects;

     NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, Maker and Payee agree to the following amendments to the Note:

     1. AMENDMENT TO PROMISSORY NOTE. Effective as of the Effective Date, the Promissory Note is hereby amended as follows:

          (a) Section 4 is hereby amended to delete the word "Subject" beginning the first sentence and to substitute therefor the following language:

          Provided that an initial public offering of shares of common stock of Payee or any successor ("IPO") occurs on or before December 31, 1996, the entire unpaid principal amount together with any accrued but unpaid interest shall be due and payable immediately following the closing of the IPO. If the IPO has not occurred prior to December 31, 1996, subject

          (b) Section 6 is hereby amended to delete the word "Each" beginning the first sentence and to substitute therefor the following language:

          If the IPO has not occurred prior to December 31, 1996, each

     2. Reference to the Effect on the Note.

          (a) On and after the Effective Date, each reference in the Note to "this Note," "hereunder," "herein" or words of like import shall mean and be a reference to the Note as amended hereby.

          (b) Except as specifically amended above, the Note shall remain in full force and effect, and is hereby ratified and confirmed by Maker.
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          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Payee, nor constitute a waiver of any provision of the Note.

     3. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Illinois.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                       /s/ Richard J. Metzler
                                       ---------------------------------------
                                       Richard J. Metzler



                                       Metzler & Associates, Inc.


                                       By: /s/ Robert P. Maher
                                          -------------------------------------
                                       Title: PRESIDENT
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